UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2004

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02      Termination of a Material Definitive Agreement.

     On September 27, 2004, United Surgical Partners International, Inc., a Delaware corporation (“USPI”), terminated its U.S. revolving credit facility (the “Facility”). USPI initially entered into the Facility in June 2001 and entered into an amended Facility in November 2002. The Facility provided USPI with the ability to borrow up to $115.0 million for acquisitions and general corporate purposes. No amounts were outstanding under the Facility on the date of termination.

     As a result of the cash received in USPI’s recent sale of its Spanish operations and the continuing cash flows generated by its operations, USPI’s management decided to terminate the Facility. The lenders under the Facility agreed to the termination, which will result in a one-time non-cash charge of approximately $1.3 million due to a write-off of unamortized debt issue costs.

Item 9.01      Financial Statements and Exhibits.

     (c)      Exhibits.

10.1	Second Amended and Restated Credit Agreement, dated as of November 7, 2002, among USP Domestic Holdings, Inc., USPE Holdings Limited, various financial institutions from time to time parties thereto as the lenders and Sun Trust Bank, as Administrative Agent (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference).

10.1.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of June 2, 2003 (previously filed as Exhibit 10.2.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

10.1.2	Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2003 (previously filed as Exhibit 10.2.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

10.1.3	Termination Letter, dated September 24, 2004, among SunTrust Bank, USP Domestic Holdings, Inc. and USPE Holdings Limited.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: September 27, 2004

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Credit Agreement, dated as of November 7, 2002, among USP Domestic Holdings, Inc., USPE Holdings Limited, various financial institutions from time to time parties thereto as the lenders and Sun Trust Bank, as Administrative Agent (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference).

10.1.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of June 2, 2003 (previously filed as Exhibit 10.2.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

10.1.2	Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2003 (previously filed as Exhibit 10.2.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

10.1.3	Termination Letter, dated September 24, 2004, among SunTrust Bank, USP Domestic Holdings, Inc. and USPE Holdings Limited.